Exhibit 99.4

DATE:	April 28, 2005

TO:	HSBC Bank USA, National Association, not in its individual capacity but solely as Indenture Trustee for People’s Choice Home Loan Securities Trust Series 2005-2, Mortgage-Backed Notes, Series 2005-2
Phone #: 212-525-1343
Fax #: 212-525-1300

ATTN:	Corporate Trust Administration

FROM:	The Bank of New York
Derivative Products Support Department
32 Old Slip, 16th Floor
New York, New York 10286
Attn: Kenny Au-Yeung
Phone #: 212-804-5103
Fax #: 212-804-5818/5837

RE:	Transaction Reference Number: 35757

The purpose of this letter agreement (“Agreement”) is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the “Transaction”) between The Bank of New York (“BNY”) and HSBC Bank USA, National Association, not in its individual capacity but solely as Indenture Trustee for People’s Choice Home Loan Securities Trust Series 2005-2, (“Counterparty”), under the Indenture dated as of April 28, 2005 (the “Indenture”), among People’s Choice Home Loan Securities Trust Series 2005-2, as Issuer (the “Issuer”), Wells Fargo Bank, National Association, as securities administrator (in such capacity, the “Securities Administrator”), and HSBC Bank USA, National Association, as indenture trustee for the Issuer’s Mortgage-Backed Notes, Series 2005-2 (in such capacity, the “Indenture Trustee”). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a “Confirmation” as referred to in the “ISDA Form Master Agreement” (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1. This Agreement incorporates the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the “ISDA Form Master Agreement”), but rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction, and this Confirmation supplements, forms part of and is subject to the same. Terms capitalized but not defined herein (except in the Definitions) shall have the respective meanings attributed to them in the Indenture. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Each reference to a “Section” (unless specifically referencing the Indenture) or to a “Section” “of this Agreement” will be construed as a reference to a Section of the ISDA Form Master Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	With respect to any Calculation Period, the amount set forth for such period on Schedule I attached hereto.

Trade Date:	April 8, 2005

Effective Date:	April 28, 2005

Termination Date	April 25, 2009, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Amount:

Fixed Rate Payer:	Counterparty

Fixed Rate Payer
Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing May 25, 2005 and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate Payer
Payment Dates:	Early Payment shall be applicable. The Fixed Rate Payer Payment Date shall be one (1) Business Day preceding each Fixed Rate Payer Period End Date.

Fixed Rate:	4.104%

Fixed Rate Day
Count Fraction:	30/360

Floating Amounts:

Floating Rate Payer:	BNY

Floating Rate Payer
Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing May 25, 2005 and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer
Payment Dates:	Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One month

Floating Rate for initial
Calculation Period:	Full one month LIBOR rate for April 28, 2005 and not an interpolated rate.

Floating Rate Day
Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Days:	New York

Calculation Agent:	BNY

3. Additional Provisions:

Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Sale and Servicing Agreement relating to such Transaction, as applicable.

4. Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the Master Agreement:

(a) “Specified Entity” is not applicable to BNY or Counterparty for any purpose.

(b) “Specified Transaction” is not applicable to BNY or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BNY or Counterparty.

(c) The “Cross Default” provisions of Section 5(a)(vi) will not apply to BNY or to Counterparty.

(d) The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to BNY or Counterparty.

(e) With respect to Counterparty, “Bankruptcy Provisions” of Section 5(a) (vii) (2) shall be deleted in its entirety, “trustee” and “custodian” in Section 5(a)(vii)(6) shall not include the Owner Trustee or the Indenture Trustee and the words “specifically authorized” are inserted before the word “action” in Section 5(a)(vii)(9).

(f) The “Automatic Early Termination” provision of Section 6(a) will not apply to BNY or to Counterparty.

(g) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i) Market Quotation will apply.

(ii) the Second Method will apply.

(h) “Termination Currency” means United States Dollars.

(i) Tax Event. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the printed ISDA Form Master Agreement shall not apply to Counterparty and Counterparty shall not be required to pay any additional amounts referred to therein.

3) Tax Representations.

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, each of BNY and Counterparty will make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

(i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

(ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

(iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement;

provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f) of this Agreement, each of BNY and Counterparty make the following representations.

The following representation will apply to BNY:

BNY is a trust company duly organized and existing under the laws of the State of New York and its U.S. taxpayer identification number is 135160382.

The following representation will apply to the Counterparty:

Pursuant to the Indenture, Counterparty represents that the beneficial owner of the payments made to it under this Agreement, is a “U.S. person” (as that term is used in section 1.441-4(a)(3)(ii) of the United States Treasury Regulation) for United States federal income tax purposes.

4) The ISDA Form Master Agreement is hereby amended as follows:

The word “third” shall be replaced by the word “first” in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

5) Documents to be Delivered. For the purpose of Section 4(a):

(1) Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered

BNY and Counterparty	Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate	Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2) Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

BNY and Counterparty	Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be	Upon the execution and delivery of this Agreement and such Confirmation	Yes

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

BNY and Counterparty	A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be	Upon the execution and delivery of this Agreement and such Confirmation	Yes

BNY and the Counterparty	An opinion of counsel with respect to the due authorization, execution and enforceability of this Agreement and with respect to Counterparty a security interest opinion, in each case, acceptable to the other party hereto.	Upon the execution and delivery of this Agreement and such Confirmation	Yes

BNY	A copy of the most recent publicly available regulatory call reports of such party.	Promptly after request by the other party	Yes

6) Miscellaneous.

(a) Address for Notices: For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to BNY:

Address:	The Bank of New York
Swaps and Derivatives Products Group
Treasury Division
32 Old Slip, 15th Floor
New York, New York 10286
Attention: Stephen M. Lawler
Facsimile:	212-495-1015
Phone:	212-804-2137

(For all purposes)

Address for notices or communications to Counterparty:

Address:	HSBC Bank
452 Fifth Avenue
New York, New York 10018
Attention:	Corporate Trust Administration
Facsimile:	212-525-1300
Phone:	212-525-1343

with a copy to:

Address:	Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention:	Client Manager-People Choice 2005-2

With a copy to:

Address:	People Choice Home Loan
7515 Irvine Center Drive
Irvine, California 92618

(For all purposes)

(b) Process Agent. For the purpose of Section 13(c):

BNY appoints as its
Process Agent:	Not Applicable

Counterparty appoints as its
Process Agent:	Not Applicable

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BNY nor Counterparty have any Offices other than as set forth in the Notices Section (without regard to any address to which copies of notices shall be delivered) and BNY agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of this Agreement:

BNY is not a Multibranch Party.

Counterparty is not a Multibranch Party.

(e) Credit Support Document. Not applicable for either BNY, except with respect to collateral posted pursuant to Section 9, or Counterparty.

(f) Credit Support Provider.

BNY: Not applicable, except with respect to any guaranty delivered pursuant to Section 9.

Counterparty: Not applicable

(g) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401.

(h) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(i) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(j) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any proceeding under federal or state law relating to this Agreement or any Credit Support Document.

(k) Set-Off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.

(l) This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(m) Additional Definitional Provisions.

As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

“Moody’s” means Moody’s Investors Service, Inc., or any successor.

“S&P” means Standard & Poor’s Ratings Services, or any successor.

(n) Indenture Trustee Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by the Indenture Trustee, not individually or personally but solely as Indenture Trustee, (b) each of the representations, undertakings and agreements herein made on the part of Counterparty are made and intended not as personal representations, undertakings and agreements by HSBC but is made and intended for the purpose of binding only Counterparty, (c) nothing herein contained shall be construed as creating any liability on HSBC or the Securities Administrator acting on behalf of HSBC, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve either HSBC or the Securities Administrator from performing its duties and obligations under the Indenture in accordance with the standard of care set forth therein, and (d) under no circumstances shall either HSBC or the Securities Administrator acting on behalf of HSBC be personally liable for the payment of any indebtedness or expenses of Counterparty or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Counterparty under this Agreement or any other related documents. Any resignation or removal of HSBC as Indenture Trustee under the Indenture shall require the assignment of this agreement to HSBC’s replacement.

(o) Additional Provisions. The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to Counterparty.

7) “Affiliate”: BNY and Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Additional Termination Events. Additional Termination Events will apply:

(a) If a Rating Agency Downgrade has occurred and BNY has not, within 21 days, complied with Section 9 below, then an Additional Termination Event shall have occurred with respect to BNY and BNY shall be the sole Affected Party with respect to such an Additional Termination Event.

(b) If (i) the Majority Certificateholder gives notice pursuant to Section 8.07 of the Indenture to BNY or the Indenture Trustee of its termination of the Trust under Section 8.07 of the Indenture, or if notice is otherwise received by BNY or the Indenture Trustee from the Servicer or the Subservicer that its termination of the Trust in accordance with the Sale and Servicing Agreement, (ii) a final distribution notice is given to BNY or to the Noteholders under Section 8.07 of the Indenture, (iii) an Event of Default occurs under the Indenture followed by the liquidation of any or all of the Trust Estate pursuant to Section 5.04 of the Indenture, (iv) the Indenture is modified without the consent of BNY and such modification materially and adversely affects BNY’s interest or any other notice of the occurrence of an early termination of the Indenture or a final distribution thereunder is provided to the Indenture Trustee, the Noteholders or BNY, then an Additional Termination Event shall have occurred and Counterparty shall be the sole Affected Party with respect thereto.

8) Rating Agency Downgrade. In the event that (a)(i) BNY’s short-term unsecured and unsubordinated debt rating is withdrawn or reduced below “A-1” by S&P or “P-1” by Moody’s and (ii) its corresponding long-term rating is withdrawn or reduced below “A” by S&P or “A1” by Moody’s or (b) its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below “A+” by S&P or “Aa3” by Moody’s (together with S&P, the “Swap Rating Agencies”, and such rating thresholds, “Approved Rating Thresholds”), then within 21 days after such rating withdrawal or downgrade (unless, within 21 days after such withdrawal or downgrade, each such Swap Rating Agency, as applicable, has reconfirmed the rating of the People’s Choice Home Loan Securities Trust Series 2005-2 Mortgage-Backed Notes, Series 2005-2 (the “Notes”), which was in effect immediately prior to such withdrawal or downgrade), BNY shall, at its own expense, subject to the Rating Agency Condition, either (i) cause another entity to replace BNY as party to this Agreement that meets or exceeds the Approved Rating Thresholds on terms substantially similar to this Agreement or (ii) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor, BNY’s obligations under this Agreement. BNY’s failure to do any of the foregoing shall, at Counterparty’s option, constitute an Additional Termination Event with BNY as the Affected Party. For purposes of this provision, “Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with any of the Swap Rating Agencies then providing a rating of the Notes and receive from the Swap Rating Agencies a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Notes.

9) Payment Instructions. BNY hereby agrees that, unless notified in writing by Counterparty of other payment instructions, any and all amounts payable by BNY to Counterparty under this Agreement shall be paid to Counterparty at the account specified in Section 15.

10) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

“(g) Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:—

(1) Nonreliance. (i) It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

(2) Evaluation and Understanding.

(i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

(ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction.

(5) Eligible Contract Participant. It constitutes an “eligible contract participant” as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.”

(6) ERISA. It is not a pension plan or employee benefits plan, and it is not using assets of any such plan in connection with the Transaction hereunder.

11) Non-Recourse. Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of Counterparty or the Securities Administrator on behalf of the Counterparty, hereunder are limited recourse obligations of Counterparty or the Securities Administrator on behalf of the Counterparty, payable solely from the Payment Account and the proceeds thereof, in accordance with and in the priority described in the terms of the Indenture. In the event that the amounts available to make such payments under the Indenture should be insufficient to satisfy all claims outstanding and following the termination of the Payment Account, any claims against or obligations of Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. Neither the Indenture Trustee nor the Securities Administrator shall have liability for any failure or delay in making a payment hereunder to BNY due to any failure or delay in receiving amounts in the Payment Account from the Issuer.

12) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless (i) each of S&P and Moody’s have been provided notice of the same (ii) S&P and Moody’s confirm in writing (including by facsimile transmission) within five Business Days after such notice is given that they will not downgrade, qualify, withdraw or otherwise modify their then-current rating of the Notes and (iii) S&P confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Notes.

13) Proceedings. BNY shall not institute against or cause any other person to institute against, or join any other person in instituting against Counterparty or the Indenture Trustee or any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day (or, if longer, the applicable preference period) following payment in full of the Notes.

Account Details and

Settlement Information:

Payments to BNY:

The Bank of New York

Derivative Products Support Department

32 Old Slip, 16th Floor

New York, New York 10286

Attention: Renee Etheart

ABA #021000018

Account #890-0068-175

Reference: Interest Rate Caps

Payments to Counterparty:

Wells Fargo Bank, N.A.

ABA # 121000248

For Credit To: SAS Clearing

Account # 3970771416

FFC to: People’s Choice 2005-2

Payment Account # 17158600

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BNY a facsimile of the fully-executed Confirmation follow by a fully executed Original to The Bank of New York 32 Old Slip, 16th Floor, New York, New York 10286 Attn: Kenny Au-Yeung, Facsimile No. 212-804-5818/5837.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

THE BANK OF NEW YORK

By:
Name:	Stephen M. Lawler
Title:	Managing Director

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

HSBC BANK USA, NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS INDENTURE TRUSTEE FOR PEOPLE’S CHOICE HOME LOAN SECURITIES TRUST SERIES 2005-2, MORTGAGE-BACKED NOTES, SERIES 2005-2

By:
Name:
Title:

SCHEDULE I

(all such dates subject to adjustment in accordance with the Business Day Convention)

From and including	To but excluding	Notional Amount USD
28-Apr-05	25-May-05	1,073,976,000.00
25-May-05	25-Jun-05	1,031,884,215.39
25-Jun-05	25-Jul-05	991,183,134.05
25-Jul-05	25-Aug-05	951,798,078.19
25-Aug-05	25-Sep-05	913,660,153.08
25-Sep-05	25-Oct-05	876,706,155.56
25-Oct-05	25-Nov-05	840,878,466.86
25-Nov-05	25-Dec-05	806,124,927.19
25-Dec-05	25-Jan-06	772,398,690.89
25-Jan-06	25-Feb-06	739,658,059.72
25-Feb-06	25-Mar-06	707,867,665.77
25-Mar-06	25-Apr-06	677,004,177.29
25-Apr-06	25-May-06	647,441,944.89
25-May-06	25-Jun-06	619,126,424.84
25-Jun-06	25-Jul-06	592,004,727.30
25-Jul-06	25-Aug-06	566,026,221.74
25-Aug-06	25-Sep-06	541,142,439.52
25-Sep-06	25-Oct-06	517,306,981.01
25-Oct-06	25-Nov-06	494,475,426.48
25-Nov-06	25-Dec-06	472,605,250.95
25-Dec-06	25-Jan-07	451,655,742.74
25-Jan-07	25-Feb-07	431,587,925.62
25-Feb-07	25-Mar-07	412,364,484.21
25-Mar-07	25-Apr-07	393,950,434.51
25-Apr-07	25-May-07	92,872,352.67
25-May-07	25-Jun-07	89,050,452.22
25-Jun-07	25-Jul-07	85,375,784.35
25-Jul-07	25-Aug-07	81,842,459.67
25-Aug-07	25-Sep-07	78,444,832.91
25-Sep-07	25-Oct-07	75,177,492.38
25-Oct-07	25-Nov-07	72,035,247.00
25-Nov-07	25-Dec-07	69,013,125.45
25-Dec-07	25-Jan-08	66,106,358.14
25-Jan-08	25-Feb-08	63,310,371.37
25-Feb-08	25-Mar-08	60,620,778.88
25-Mar-08	25-Apr-08	58,034,182.81
25-Apr-08	25-May-08	59,523,268.33
25-May-08	25-Jun-08	54,144,140.93
25-Jun-08	25-Jul-08	52,117,026.76
25-Jul-08	25-Aug-08	50,166,923.83
25-Aug-08	25-Sep-08	48,290,835.53
25-Sep-08	25-Oct-08	46,485,885.85
25-Oct-08	25-Nov-08	44,749,314.34
25-Nov-08	25-Dec-08	43,078,471.33
25-Dec-08	25-Jan-09	41,470,813.19
25-Jan-09	25-Feb-09	39,923,898.00
25-Feb-09	25-Mar-09	38,435,381.21
25-Mar-09	25-Apr-09	37,003,011.68